SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 30, 2019.

MFS® Institutional International Equity Fund

Effective immediately, the following is added to the end of the first paragraph in the section entitled "How to Redeem Shares" under the main heading entitled "How to Purchase and Redeem Shares":
However, a signature guarantee may be required if you want to send your redemption proceeds to a pre-designated bank account that was added or changed on your account within 30 days of your redemption order.

1038424    1                          IIE-SUP-I-043019